Harbor Money Market Fund

Supplement to Prospectus dated March 1, 2009

EXTENSION NOTICE OF PARTICIPATION IN THE U.S. DEPARTMENT OF TREASURY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

The Board of Trustees of Harbor Funds has approved the continued participation by Harbor Money Market Fund (the “Fund”) in the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for money market funds through September 18, 2009.

The Program seeks to support the net asset value (the “NAV”) of shares held by investors in the Fund as of the close of business on September 19, 2008. The Program intends to protect those assets against loss if the Fund liquidates its holdings and the NAV at the time of liquidation is less than $1 per share. For each shareholder, the Program covers the lesser of the following two amounts: (1) the number of shares owned on September 19, 2008, or (2) the number of shares owned on the date the Fund’s NAV falls below $1 per share.

Please be advised that shares of the Fund held in accounts opened after the close of business on September 19, 2008 will not be covered by the Program. Also, any increase in the number of shares of the Fund held in an account as of the close of business on September 19, 2008 will not be covered by the Program. In addition, if you redeem all shares of the Fund held in your account on September 19, 2008 and subsequently purchase back into the Fund, the newly purchased shares will not be covered by the Program.

For example, if you are a new investor in the Fund on October 29, 2008, your shares are not covered by the Program. Similarly, if you held 100 shares of the Fund in your account as of the close of business on September 19, 2008, and subsequently purchase an additional 100 shares on October 29, 2008, a maximum of 100 shares would be covered by the Program.

The Program was initially scheduled to terminate on December 18, 2008, but had been extended by the U.S. Department of the Treasury until April 30, 2009. On March 30, 2009 the Secretary of the Treasury announced the extension of the Program up to the close of business on September 18, 2009. Participation in the Program extension from May 1, 2009 through September 18, 2009 requires a payment to the U.S. Department of the Treasury in the amount of 0.015% ($1.50 per $10,000) of the net asset value of the Fund as of September 19, 2008. This expense will be borne by the Fund. The Fund’s adviser, Harbor Capital Advisors, Inc. (the “Adviser”), is a frequent investor in the Fund. The Adviser will reimburse the Fund for its pro-rata share of the Program cost.

PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees of Harbor Funds has approved an amendment to Harbor Money Market Fund’s Portfolio Holdings Disclosure Policy to improve transparency for Harbor Money Market Fund shareholders. The Harbor Money Market Fund will now disclose its full portfolio holdings on www.harborfunds.com on the 15th day following each month end. All other Funds will continue to disclose their full portfolio holdings on the 15th day following each quarter end.

Effective May 31, 2009

This supplement replaces, in its entirety, all prior supplements.

Investors Should Retain This Supplement For Future Reference

HARBOR MONEY MARKET FUND

Supplement to Statement of Additional Information dated March 1, 2009

PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees of Harbor Funds has approved an amendment to Harbor Money Market Fund’s Portfolio Holdings Disclosure Policy to improve transparency for Harbor Money Market Fund shareholders. The Harbor Money Market Fund will now disclose its full portfolio holdings on www.harborfunds.com on the 15th day following each month end. All other Funds will continue to disclose their full portfolio holdings on the 15th day following each quarter end.

Effective May 31, 2009

Investors Should Retain This Supplement For Future Reference